                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 6, 2003
                                                -----------------


                                 TEAMSTAFF, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


       New Jersey                     0-18492                    22-1899798
--------------------------------------------------------------------------------
(State or other jurisdic-          (Commission                 (IRS Employer
 tion of incorporation)            File Number)              Identification No.)


       300 Atrium Drive, Somerset, N.J.                            08873
--------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
                                                    --------------



         (Former name or former address, if changed since last report.)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

------------------------------------------------------------
 (c)        Exhibits
------- -- -------------------------------------------------

------- -- -------------------------------------------------
            The following exhibit is filed herewith:
------------------------------------------------------------


          ---------------------------------------------------------------------
           EXHIBIT NO.              DESCRIPTION
          ------------- ---------- --------------------------------------------
           99.1                     Press release issued by Teamstaff, Inc.
                                    dated August 6, 2003.
          ---------------------------------------------------------------------



ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 6, 2003, Teamstaff, Inc. (the "Registrant") issued a press release announcing results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2003                          TEAMSTAFF, INC.
                                                (Registrant)

                                                By   /s/ Gerard A. Romano
                                                   --------------------------
                                                         Gerard A. Romano
                                                         Corporate Controller














                                       3